UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 17, 2008

                          NuSTATE ENERGYHOLDINGS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                     000-25753                 87-0449667
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(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)

902 Clint Moore Road, Suite 204, Boca Raton, Florida              33487
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code 561-998-7557
                                                   ------------

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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [  ]  Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

         [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

         On April 17, 2008, we issued a press release announcing a transaction with Rentar Environmental Solutions, Inc. to create a new company that will address the pressing global and environmental issues related to soaring fuel costs and greenhouse gas emissions. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(a)      Exhibits

         99.1     Press Release Dated April 17, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NuSTATE ENERGY HOLDINGS, INC.

                                               By: /s/ Frank P. Reilly
                                                   -------------------
                                                   Frank P. Reilly
                                                   Chief Executive Officer

Date:  April 17, 2008